Exhibit 99.2

Patriotic Marketplace PSQ Holdings, Inc. and Colombier Acquisition Corp. Announce Closing of Business Combination

Follows Colombier Stockholders’ Approval of the Business Combination and Related Proposals with PSQ Holdings, Inc. at Special Meeting

Colombier Acquisition Corp. to Become “PSQ Holdings, Inc.”

Shares and Warrants to Trade on the NYSE Under the Symbols “PSQH” and “PSQH WS”

WEST PALM BEACH, Fla. – PSQ Holdings, Inc., a leading marketplace of patriotic businesses and consumers, and Colombier Acquisition Corp. (NYSE: CLBR) (“Colombier”), a publicly traded special purpose acquisition company, today announced the completion of their previously announced business combination. Colombier stockholders approved the business combination with PSQ Holdings, Inc., and the related proposals, at a Special Meeting of Colombier stockholders (the “Special Meeting”) on July 19, 2023. In connection with the closing of the business combination, a wholly-owned subsidiary of Colombier merged with and into PSQ Holdings, Inc., with PSQ Holdings, Inc. continuing as a wholly-owned subsidiary of Colombier, and was renamed “PublicSq. Inc.,” and Colombier was renamed “PSQ Holdings, Inc.” (“PublicSq.”). PublicSq.’s shares of Class A common stock and warrants will trade on the New York Stock Exchange (“NYSE”) under the symbols “PSQH” and “PSQH WS,” respectively, beginning July 20, 2023.

The transaction provides PublicSq. with approximately $34.9 million, after giving effect to Colombier stockholder redemptions and before payment of transaction expenses. The foregoing amount does not include $22.5 million in additional gross proceeds previously raised by PublicSq. in its private financing completed in June 2023 and prior to completion of the business combination with Colombier. After payment of transaction expenses, the funds released to PublicSq. from Colombier’s trust account will be used to support PublicSq.’s direct-to-consumer (“D2C”), and business-to-business operating expenses, to fund an increase in PublicSq.’s payroll in areas of engineering and product for the further development of PublicSq.’s platform functionality, including the enhancement of e-commerce capabilities, consumer rewards programs, and platform scalability, to launch targeted marketing initiatives, including brand awareness campaigns, direct-response advertising, promotional events, and the expansion of PublicSq.’s outreach program, to fund PublicSq.’s D2C inventory and supply chain requirements and for other general corporate purposes including, but not limited to, working capital for operations and potential future acquisitions.

Michael Seifert, the Founder and Chief Executive Officer of PublicSq., commented: “Today, PublicSq. has reached a true milestone, and the best part is we are just getting started. We could not be prouder to pave the way for the quickly growing parallel, patriot economy – which includes over a million and counting freedom-loving Americans who are registered on our platform as members, as well as over 55,000 business vendors on the platform. We are ready to begin our next phase of growth as a public company, and I want to congratulate the entire PublicSq. team on this achievement.”

Following the closing of the merger, Michael Seifert has a majority of the voting power in PublicSq. and will continue to drive PublicSq.’s mission of becoming the nation’s leading values-aligned marketplace.

Omeed Malik, Chairman and CEO of Colombier, and a member of the PublicSq. board of directors, said: “We chose to partner with PublicSq. because we believe patriotic Americans who feel alienated by the woke agendas of the mainstream economy represent the most massive underserved market in the world. I look forward to continuing to provide my expertise and guidance as a member of the board as PublicSq. continues on its growth trajectory as a publicly listed company.”

Advisors

Cantor Fitzgerald & Co. served as a capital markets advisor on the Business Combination.

Ellenoff Grossman & Schole LLP and Eversheds Sutherland LLP served as legal advisors to Colombier.

Wilmer Cutler Pickering Hale and Dorr LLP served as legal advisor to PublicSq.

About PublicSq.

PublicSq. is an app and website that connect freedom-loving Americans to high-quality businesses that share their values, both online and in their local communities. The primary mission of the platform is to help consumers "shop their values" and put purpose behind their purchases. In less than ten months since its nationwide launch, PublicSq. has seen tremendous growth and proven to the nation that the parallel, "patriotic" economy can be a major force in commerce. The platform has over 55,000 businesses from a variety of different industries and over 1.1 million consumer members. It is free to join for both consumers and business owners alike. To learn more, download the app on the App Store or Google Play, or visit PublicSq.com.

About Colombier

Colombier Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSq. and the future held by PublicSq.’s management team and the products and markets, future financial condition, expected future performance and market opportunities of PublicSq. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the outcome of any legal proceedings that may be instituted against PublicSq. related to the business combination with Colombier, (ii) the ability to maintain the listing of PublicSq.’s securities on the New York Stock Exchange or another national securities exchange, (iii) changes in the competitive industries and markets in which PublicSq. operates; variations in performance across competitors, changes in laws and regulations affecting PublicSq.’s business and changes in the combined capital structure, (iv) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (v) risks related to PublicSq.’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones (vi) risks related to PublicSq.’s potential inability to achieve or maintain profitability and generate significant revenue, (vii) expectations with respect to future operating and financial performance and growth, including when PublicSq. will generate positive cash flow from operations, (viii) the ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSq.’s business plan, (ix) the ability to execute PublicSq.’s anticipated business plans and strategy, (x) the ability of PublicSq. to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSq. of the intellectual property rights of others, (xi) risk of loss of key influencers, media outlets and promoters of PublicSq.’s business or a loss of reputation of PublicSq. or reduced interest in the mission and values of PublicSq. and the segment of the consumer marketplace it intends to serve and (xii) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of the Registration Statement on Form S-4, as amended, filed by Colombier, including the definitive proxy/prospectus declared effective by the United States Securities and Exchange Commission (“SEC”) on June 30, 2023 and other documents filed or to be filed by PublicSq. from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSq. does not assume any obligation to, nor intends to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSq. gives no assurance that PublicSq. will achieve its expectations.

Contacts

For Investors:

Longacre Square Partners

IRCLBR@longacresquare.com

For Media:

JCONNELLY

psq@jconnelly.com